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                                                                   EXHIBIT 10.98

                              SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of January 20, 2000 ("Agreement") among MARINER HEALTH GROUP, INC. ("MHG") and the OTHER BORROWERS (this and other capitalized terms used in this introduction and the recitals below are defined in Section 1 hereof), each as debtor and debtor-in-possession, PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent and for purposes of Section 6 hereof, First Union National Bank.

     WHEREAS, the Borrowers are entering into the Credit Agreement described in
Section 1 below, pursuant to which the Borrowers intend to borrow funds and obtain letters of credit, all on the terms and conditions set forth therein;

     WHEREAS, the Borrowers are willing to secure their obligations under the Credit Agreement and the other Financing Documents by granting Liens on their respective assets to the Collateral Agent as provided in this Agreement and the other Collateral Documents;

     WHEREAS, the Lenders and the LC Issuing Bank are not willing to make loans or maintain, issue or participate in letters of credit under the Credit Agreement unless the foregoing obligations of the Borrowers are secured by Liens on their assets as provided in the Collateral Documents; and

     WHEREAS, upon any foreclosure or other enforcement of the Collateral Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Collateral Agent and applied as provided in Section 15 of this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following meanings:

     "Accounts" means, with respect to any Grantor, all " accounts" (as defined in the UCC) now owned or hereafter acquired by such Grantor, and also means and includes all Medicare Receivables, Medicaid Receivables, VA Receivables, accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Grantor arising from the performance of services by it and/or the sale, lease or exchange of goods or other property by it (including, without limitation, any such obligation or indebtedness which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any applicable jurisdiction) and all of such Grantor's rights in, to and under all contracts or purchase orders for goods, services or other property, and all of such Grantor's rights to any goods, services or other property represented by any of the foregoing and all monies due to or to become due to such Grantor under all contracts for the performance of services by it and/or the sale, lease or exchange of goods or other property by it (whether or not yet earned by performance on the part of such Grantor), in each case whether now existing or hereafter arising

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or acquired, including, without limitation, the right to receive the proceeds of said contracts and purchase orders and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     "Borrowers" means Mariner Health Group, Inc. and each of its Subsidiaries party as a "Borrower" to the Credit Agreement.

     "Cash Distributions" means dividends, interest and other payments and distributions made in cash upon or with respect to the Collateral.

     "Cash Management System" means the cash management system of the Borrowers described in the Credit Agreement.

     "Cash Proceeds Account" has the meaning set forth in Section 7(d).

     "Casualty Proceeds Account" has the meaning set forth in Section 7(b).

     "Collateral" means all property, whether now owned or hereafter acquired, in which a security interest or other Lien is granted or purported to be granted to the Collateral Agent pursuant to the Collateral Documents. When used with respect to a specific Grantor, the term "Collateral" means all such property in which such a security interest or other Lien is granted or purported to be granted to the Collateral Agent by such Grantor.

     "Collateral Accounts" means the Casualty Proceeds Accounts, the Cash Proceeds Accounts and the LC Collateral Account.

     "Collateral Agent" means PNC Bank, National Association, in its capacity as Collateral Agent for the holders of the Secured Obligations under the Collateral Documents, and its successors in such capacity.

     "Collateral Documents" means this Agreement, the Mortgages and all other supplemental or additional security agreements, mortgages or similar instruments delivered pursuant hereto or thereto.

     "Concentration Account Bank" has the meaning set forth in Section 6(a).

     "Concentration Accounts" has the meaning set forth in Section 6(a).

     "Contingent Secured Obligation" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including (without limiting the generality of the foregoing):

          (i) any obligation to reimburse a bank for drawings not yet made under a letter of credit issued by such bank, or any Guarantee of any such obligation;

          (ii) any obligation to provide collateral to or for the benefit of a bank to secure reimbursement obligations arising from drawings not yet made under a letter of credit issued by such bank, or any Guarantee of any such obligation; and

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          (iii) any other Secured Obligation which is contingent in nature at the time of determination.

     "Copyright License" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

     "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all renewals thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and
(iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "Credit Agreement" means the Debtor-In-Possession Credit Agreement dated as of January 20, 2000 among the Borrowers, the Lenders, First Union National Bank, as Syndication Agent, PNC Capital Markets, Inc. and First Union Securities, Inc., as Co-Arrangers and PNC Bank, National Association, as Collateral Agent and Administrative Agent, and as an issuing bank for Letters of Credit thereunder, as amended from time to time.

     "Documents" means, with respect to any Grantor, all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by such Grantor.

     "Enforcement Notice" means a notice delivered to the Collateral Agent by the Administrative Agent pursuant to Section 8.03 of the Credit Agreement directing the Collateral Agent to exercise one or more specific rights or remedies under the Collateral Documents.

     "Equipment" means, with respect to any Grantor, all "equipment" (as defined in the UCC) now owned or hereafter acquired by it, wherever located.

     "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or
(v) any warrant, option or other right to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv).

     "General Intangibles" means, with respect to any Grantor, all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by such Grantor, including, without limitation, (i) all obligations or indebtedness owing to such Grantor (other than Accounts) from whatever source arising, (ii) all Intellectual Property, goodwill, trade names, service marks, trade

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secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

     "Goods" means, with respect to any Grantor, all "goods" (as defined in the UCC) now owned or hereafter acquired by it, wherever located.

     "Grantor" means any Borrower.

     "Instruments" means, with respect to any Grantor, all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any Account or other obligation or indebtedness owing to such Grantor, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Grantor.

     "Intellectual Property" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

     "Inventory" means, with respect to any Grantor, all "inventory" (as defined in the UCC), now owned or hereafter acquired by it, wherever located.

     "LC Collateral Account" has the meaning set forth in Section 7(e).

     "Liquid Investments" has the meaning set forth in Section 7(g).

     "Medicaid Receivable" means any Account with respect to which the obligor is a state governmental authority (or agent thereof) obligated to pay, pursuant to federal or state Medicaid program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

     "Medicare Receivable" means any Account with respect to which the obligor is a federal governmental authority (or agent thereof) obligated to pay, pursuant to federal Medicare program statutes or regulations, for services rendered to eligible beneficiaries thereunder.

     "Non-Contingent Secured Obligation" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

     "Notice of Redirection" has the meaning set forth in Section 6.

     "Patent License" means any agreement now or hereafter in existence granting any Grantor, or pursuant to which any Grantor has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.

     "Patents" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States

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or any other country, including, without limitation, applications in the United
States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, divisions, continuations, continuations-in-part, revisions and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "Perfection Certificate" means, with respect to any Grantor, a certificate substantially in the form of Exhibit A hereto, completed and supplemented with
                             ---------
the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by a duly authorized officer of such Grantor.

     "Permitted Liens" means (i) the Security Interests and (ii) the other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 7.02 of the Credit Agreement.

     "Personal Property Collateral" means at any time, with respect to any Grantor, all its property included in the Collateral at such time, other than its Real Property Collateral.

     "Personal Property Security Interests" means the security interests in Personal Property Collateral granted by the Grantors under the Collateral Documents.

     "Pledged Equity Interests" means at any time all Equity Interests included in the Collateral at such time.

     "Pledged Equity Securities" means at any time all "certificated securities" (as such term is defined in Article 8 of the UCC) that evidence or represent Pledged Equity Interests at such time.

     "Pledged Instruments" means at any time all Instruments included in the Collateral at such time.

     "Pledged LLC Interest" means at any time any membership interest or similar interest in a limited liability company that is included in the Pledged Equity Interests at such time.

     "Pledged Partnership Interest" means at any time any partnership interest (whether general or limited) that is included in the Pledged Equity Interests at such time.

     "Post-Petition Interest" means any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrowers, whether or not such interest is allowed or allowable as a claim in any such proceeding.

     "Proceeds" means, with respect to any Grantor, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, its Collateral, including without limitation all claims of such Grantor against third parties for loss of, damage to or

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destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any of its Collateral, and any condemnation or requisition payments with respect to any of its Collateral, in each case whether now existing or hereafter arising.

     "Real Property Collateral" means at any time, with respect to any Grantor, all its real property (including leasehold interests in real property) included in the Collateral at such time.

     "Real Property Security Interests" means the security interests in Real Property Collateral granted by the Grantors under the Mortgages and the other Collateral Documents.

     "Secured Obligations" means the Obligations including, without limitation, Obligations arising under this Agreement.

     "Secured Parties" means the holders from time to time of the Secured Obligations.

     "Secured Parties Requesting Notice" means, at any time, each Secured Party which has, at least five Business Days prior thereto, delivered to the Collateral Agent a written notice (a) stating that it holds one or more Secured Obligations and wishes to receive copies of the notices referred to in Section 16(i) and (b) setting forth its address or facsimile number to which copies of such notices should be sent.

     "Security Interests" means the Personal Property Security Interests and the Real Property Security Interests.

     "Trademark License" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right to use any Trademark.

     "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof,
(iv) all renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

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     "VA Receivable" means any Account with respect to which the obligor is the
Veterans' Administration or any successor thereto (or any agent thereof).

     SECTION 2. Representations and Warranties. Each Grantor represents and warrants that:

     (a) As of the Closing Date, such Grantor owns the Equity Interests listed as being owned by it in Schedule 3 to the Credit Agreement, free and clear of any Lien other than Permitted Liens. All shares of capital stock identified in such Schedule as being beneficially owned by such Grantor have been duly authorized and validly issued, are fully paid and non-assessable, and are subject to no option to purchase or similar right of any Person. Such Grantor is not and will not become a party to or otherwise bound by any agreement, other than the Financing Documents and the Organizational Documents of the issuer of such Pledged Equity Interests, which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

     (b) Such Grantor has good and marketable title to all of its Collateral, free and clear of any Liens other than Permitted Liens. Such Grantor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

     (c) Other than granting Permitted Liens, such Grantor has not performed any acts that might prevent the Collateral Agent from enforcing any of the provisions of the Collateral Documents or that would limit the Collateral Agent in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or any part of the Collateral owned by it is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Closing, no Collateral owned by it will be in the possession of any Person (other than such Grantor) asserting any claim thereto or security interest therein (except Permitted Liens), except that (i) the Collateral Agent or its designee may have possession of Collateral as contemplated hereby and (ii) cash and Temporary Cash Investments may be held in the Concentration Accounts or in other accounts to the extent permitted by Section 7.13 of the Credit Agreement.

     (d) Such Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the Closing Date.

     (e) The Security Interests constitute valid security interests in all Collateral owned by such Grantor, thereby securing its Secured Obligations, and, upon entry of the Interim Borrowing Order or the Borrowing Order, constitute security interests therein prior to all other Liens other than Liens permitted under the Credit Agreement to be senior in priority to the liens of the Lenders.

     (f) Such Grantor's Collateral is insured in accordance with, and to the extent required by, the requirements of the Credit Agreement.

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     SECTION 3.  The Security Interests.

     (a) In order to secure the full and punctual payment of its Secured Obligations in accordance with the terms thereof, each Grantor hereby pledges and assigns to the Collateral Agent and grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in and to all right, title and interest of such Grantor in, to and under all of the following property of such Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located:

          (i)    all Accounts;

          (ii)   all Documents;

          (iii)  all Equipment;

          (iv)   all General Intangibles;

          (v)    all Goods;

          (vi)   all Instruments;

          (vii)  all Inventory;

          (viii) all Equity Interests in other Persons now or hereafter beneficially owned by such Grantor, all rights and privileges of such Grantor with respect to such Equity Interests, and all dividends, distributions and other payments with respect thereto;

          (ix)   all Real Property;

          (x) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any of its Collateral;

          (xi) such Grantor's ownership interest in all Deposit Accounts in the Cash Management System including, without limitation, the Collateral Accounts, all cash deposited therein from time to time, all Liquid Investments made with amounts on deposit therein and all of such Grantor's other monies and property of any kind in the possession or under the control of the Collateral Agent; and

          (xii) all Proceeds of the collateral described in the foregoing clauses (i) through (xi).

     (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

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     Notwithstanding the foregoing, the security interest granted under clause
(xi) shall be subject to rights in favor of any bank administering any account in the Cash Management System under any applicable order of the Court or under Applicable Law.

     SECTION 4. Delivery of Certain Collateral. (a) On the Closing Date, each Grantor is delivering to the Collateral Agent as Collateral hereunder all stock certificates or other certificates representing Equity Interests in other Persons then owned by it and not previously delivered to the "Collateral Agent" under the Existing Credit Facilities. All such previously delivered certificates held on the Closing Date by such "Collateral Agent" shall be deemed held by the Collateral Agent hereunder.

     (b) After the Closing Date, if any Grantor receives (i) any stock certificate or other certificate representing Equity Interests in another Person then owned by it or (ii) any Instrument, in which a security interest is granted pursuant to Section 3 hereof, such Grantor will immediately deliver such certificate or Instrument to the Collateral Agent to be held by it as Collateral hereunder.

     (c) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, each Grantor may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business, and the Collateral Agent shall, promptly upon request by such Grantor, make appropriate arrangements for making any other Instrument pledged by such Grantor hereunder available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document).

     (d) All Pledged Equity Securities delivered to the Collateral Agent hereunder will be delivered in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. All Pledged Instruments delivered to the Collateral Agent hereunder will be endorsed to the order of the Collateral Agent, or accompanied by duly executed instruments of assignment, all in form and substance satisfactory to the Collateral Agent.

     SECTION 5. Further Assurances; Covenants. Each Grantor covenants as follows:

     (a) It will not change its name, identity or corporate structure in any manner unless permitted by Section 7.03 of the Credit Agreement and unless such Grantor shall have given the Collateral Agent prior notice thereof and delivered an updated Perfection Certificate.

     (b) It will not change (i) the location of its chief executive office or principal place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable locations described in its Perfection Certificate (after the delivery of such Perfection Certificate), unless such Grantor shall have given the Collateral Agent prior notice thereof. It will not in any event change the location of any Collateral owned by it if such change would cause the Security Interests in such Collateral to lapse or, if perfected prior to such change of location, cease to be perfected.

     (c) It will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action

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(including, without limitation, any Intellectual Property Filings and any filings of financing or continuation statements under the UCC) that from time to time may be reasonably necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests in such Grantor's Collateral or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Collateral Documents, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies thereunder with respect to any of such Grantor's Collateral. To the extent permitted by applicable law, such Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Grantor's signature appearing thereon. Such Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Grantor shall pay the costs of, or incidental to, any recording or filing of any such financing or continuation statements in which it is named as the debtor. Such Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until such Grantor's Collateral is released pursuant to
Section 18.

     (d) At least 30 days before it takes any action contemplated by Section 5(a) or 5(b), such Grantor will, at its expense, cause to be delivered to the Collateral Agent an officer's certificate, in form and substance satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests against all creditors of and purchasers from such Grantor (except any continuation statements specified in such officer's certificate that are to be filed more than six months after the date thereof) have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid to the Collateral Agent or otherwise paid in full.

     (e) If any of its Collateral is at any time in the possession or control of any warehouseman, bailee or agent, such Grantor will notify such warehouseman, bailee or agent of the Security Interests and instruct it to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

     (f) It shall keep full and accurate books and records relating to its Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably request in order to reflect the Security Interests.

     (g) It shall use its best efforts, consistent with past practices, to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each of its Accounts (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid

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balance, which such Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in accordance with such Grantor's ordinary course of business consistent with its historical collection practices. The reasonable costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by such Grantor or the Collateral Agent, shall be borne by such Grantor.

     (h) If an Enforcement Notice is in effect, such Grantor will, consistent with the terms of the Credit Agreement, the Interim Borrowing Order and the Borrowing Order, if requested to do so by the Collateral Agent, promptly notify (and such Grantor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Accounts or Instruments that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

     (i) Such Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that, unless an Enforcement Notice is in effect, such Grantor may sell, lease or exchange its Inventory and surplus or worn-out Equipment in the ordinary course of business and such Grantor may sell any of its Collateral if (x) the sale thereof does not violate any covenant in the Credit Agreement and (y) in the case of an Asset Sale, the Net Cash Proceeds thereof are applied to prepay Loans if required by and as provided in Section 2.08 of the Credit Agreement. Concurrently with any sale or exchange permitted by the foregoing proviso, the Security Interests in the assets sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent or any other Secured Party. Upon any such release of the Security Interests with respect to particular Collateral, the Collateral Agent will, at the expense of the relevant Grantor, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such Security Interests.

     (j) Such Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning its Collateral to enable the Collateral Agent to enforce the provisions of the Collateral Documents.

     (k) Such Grantor shall notify the Collateral Agent promptly if it knows that any application or registration relating to any material Intellectual Property owned or licensed by it may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Grantor's ownership of such material Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Grantor's rights to any material Intellectual Property are infringed, misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent within 30 days after it learns thereof and shall, unless such Grantor shall reasonably determine that any such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

     SECTION 6. Concentration Accounts. (a) MHG shall establish one or more accounts (collectively, the "Concentration Accounts") which shall be maintained under the sole dominion and control of the Collateral Agent with First Union National Bank (in such capacity, the "Concentration Account Bank") and into which all deposits and collected cash owned by the Borrowers shall be deposited from time to time.

     (b) In relationship to the Concentration Bank and all persons and entities other than the Borrowers, and notwithstanding designation of any of the Concentration Accounts as in the name of MHG, the Collateral Agent, for the benefit of itself and the Lenders, shall possess sole dominion and control over all of the items from time to time on deposit in the Concentration Accounts and their proceeds, and the Concentration Bank shall be the Collateral Agent's agent for the purpose of holding and collecting such items and their proceeds. The Borrowers hereby expressly acknowledge and agree that, except as expressly provided in clause (c) of this Section 6, the Borrowers do not have any dominion or control over the use of, or any right or power to withdraw any funds contained in, to direct any payment from, or to debit, the Concentration Accounts. The Collateral Agent hereby acknowledges for the benefit of the Borrowers that the Collateral Agent holds all amounts on deposit from time to time in the Concentration Accounts, and all proceeds thereof, as collateral security for the obligations of the Borrowers under the Financing Documents.

     (c) Subject to clause (d) of this Section 6, the Collateral Agent hereby delegates to MHG, prior to delivery by the Collateral Agent to the Concentration Bank and MHG of written notice substantially in the form of Exhibit B annexed
                                                            ---------
hereto (any such notice a "Notice of Redirection"), the exclusive right to instruct the Concentration Bank with respect to matters relating to the operation and administration of the Concentration Accounts and to withdraw funds contained in, to direct payments from, and to debit the Accounts; provided that,
                                                                  --------
upon the delivery by the Collateral Agent to the Concentration Bank and the Company of a Notice of Redirection, such delegation shall terminate, in which case the Collateral Agent shall thereafter have the exclusive right with respect to all such matters relating to the Concentration Accounts and to take all such actions with respect thereto, unless and until the Collateral Agent notifies the Concentration Bank to the contrary; and provided further, that nothing in this
                                        -------- -------
Agreement shall affect the obligation of the Borrowers to maintain the Cash Management System as required under the Credit Agreement. The Concentration Bank may rely on all instructions given to it by MHG in accordance with this clause
(c) as fully as if such instructions were given by the Collateral Agent. The Concentration Bank may rely upon any Notice of Redirection and any other instructions received from the Collateral Agent without independent determination of whether the Lenders have authorized issuance of such notice or other instructions or whether such notice or other instructions are otherwise validly given, and shall have no liability or responsibility to the Borrowers, the Collateral Agent, any Lender or any other party by reason of any action taken in conformity with any such Notice of Redirection or other instruction received from the Collateral Agent.

     (d) The Borrowers hereby agree that except as the Collateral Agent and the Concentration Bank may otherwise agree in advance, no funds and deposits in the Concentration Accounts shall be invested except pursuant to (i) the "Amended and Restated CashPivot Agreement" (the "CashPivot Agreement"), a copy of which is attached as Exhibit C or (ii) the "Repurchase Master Agreement" (the "Repurchase
            ---------
Agreement"), a copy of which is attached
as Exhibit D, in either case, only upon the approval of the Court. The Borrowers
   ---------
hereby assign to the Collateral Agent, as additional collateral for the Obligations, a security interest in the Borrowers' interest in (i) the CashPivot Trust Account and the MMA Account, as each is defined in the CashPivot Agreement, as well as in any other funds that may from time to time be the subject of investments pursuant to the CashPivot Agreement and (ii) the Securities, as defined in the Repurchase Agreement.

     (e) The Concentration Bank shall deliver its regular bank statements with respect to the Accounts to the Borrowers and the Collateral Agent at their notice addresses specified in Section 9.

     (f) If an Enforcement Notice is in effect, the Collateral Agent may, consistent with the terms of the Interim Borrowing Order and the Borrowing Order, (i) instruct the Concentration Account Bank to retain, in any Concentration Account, the CashPivot Trust Account or the MMA Account maintained by it, all cash or other funds and deposits then held by it in the Concentration Account, the CashPivot Trust Account or the MMA Account, (ii) instruct the Concentration Account Bank to cease investing any funds and deposits in the Concentration Account pursuant to the Cash Payout Agreement and/or (iii) withdraw any amounts held in any Concentration Account, the CashPivot Trust Account or the MMA Account and apply such amounts in the manner specified in
Section 15.

     (g) The Concentration Bank shall in no event be liable or otherwise responsible to the Borrowers, the Collateral Agent, any Lender or any other person, firm or corporation for any action taken or any omission under or with respect to this Agreement in the absence of the Concentration Bank's own gross negligence or willful misconduct. The Borrowers agree to indemnify, pay and hold the Concentration Bank and its officers, directors, employees and agents (collectively the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed on, incurred by, or asserted against such Indemnitees, in any manner relating to or arising out of this Agreement or the Concentration Accounts (the "Indemnified Liabilities"); provided that the Borrowers shall not
                                          --------
have any obligations to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnitee. Nothing in this Agreement shall be construed to limit any right of the Concentration Bank to close or terminate the Concentration Account or any other account in the Cash Management System or otherwise to terminate its relationship with any Borrower.

     SECTION 7.  Collateral Accounts.

     (a) Promptly after the Collateral Agent determines that any Casualty Proceeds are to be deposited pursuant to Section 5.08 of the Credit Agreement with respect to property of any Grantor, the Collateral Agent shall establish an account (such Grantor's "Casualty Proceeds Account") with the Collateral Agent, in the name and under the exclusive control of the

Collateral Agent, into which all Casualty Proceeds to be deposited with respect to property of such Grantor shall be deposited from time to time.

     (b) So long as no Enforcement Notice is in effect, Casualty Proceeds to be released from a Casualty Proceeds Account pursuant to Section 5.08(a)(i) of the Credit Agreement shall be distributed by the Collateral Agent to the relevant Grantor at such times and in such amounts as such Grantor shall request for the purpose of restoring, repairing, replacing or rebuilding the asset in respect of which such Casualty Proceeds were received. Any such request shall be accompanied by a certificate of a Financial Officer describing in reasonable detail the restoration, repair, replacement or rebuilding for which such funds have been or will be expended and the date (which shall not be later than 30 days after the date of such certificate) by which such Grantor is obligated to make such payment, provided that no such certificate shall be required if the aggregate Casualty Proceeds requested for the restoration, repair, replacement or rebuilding of the relevant asset is less than $100,000 with respect to any Casualty Event. If immediately available cash on deposit in any Grantor's Casualty Proceeds Account is not sufficient to make any such distribution to it, the Collateral Agent shall cause to be liquidated, as promptly as practicable, such Liquid Investments in such Casualty Proceeds Account as shall be required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 7, such distribution shall not be made until such liquidation has taken place.

     (c) So long as no Enforcement Notice is in effect, the Collateral Agent shall distribute to the Administrative Agent, at its request from time to time, the amounts on deposit in the Casualty Proceeds Account which are required to be applied to prepay Loans in accordance with Section 2.08(e) of the Credit Agreement.

     (d) Promptly after the Collateral Agent determines that any cash proceeds of any Grantor's Collateral are to be realized upon any exercise of remedies pursuant to the Collateral Documents, the Collateral Agent shall establish an account with respect to such Grantor (such Grantor's "Cash Proceeds Account") with the Collateral Agent, in the name and under the exclusive control of the Collateral Agent, into which all such cash proceeds of such Grantor's Collateral shall be deposited from time to time (unless required to be deposited in another Collateral Account). This subsection (e) shall not apply to any cash proceeds that are deposited in a Concentration Account and are not required to be deposited in any Collateral Account.

     (e) Promptly after the Collateral Agent determines that any cash collateral is to be deposited to secure LC Reimbursement Obligations pursuant to
Section 8.04 of the Credit Agreement or in the event any prepayment amounts are applied pursuant to Section 2.08 of the Credit Agreement to reduce the Tranche A Commitments below the aggregate amount of the LC Exposure, the Collateral Agent shall establish a cash collateral account (the "LC Collateral Account") with the Collateral Agent, in the name and under the exclusive control of the Collateral Agent, into which all cash collateral deposited pursuant to said Section 2.08(h) or 8.04 shall be deposited. If and when any LC Issuing Bank pays a draft drawn under any outstanding Letter of Credit on which any deposit in the LC Collateral Account was based, the amount so paid by it (but not more than the amount in the LC Collateral Account at the time) shall, promptly after such LC Issuing Bank notifies the Collateral Agent of such payment, be withdrawn by the Collateral Agent from the LC Collateral Account and paid to the relevant LC

Issuing Bank or the Lenders, as appropriate. If at any time the amount in the LC Collateral Account exceeds the aggregate amount then required to pay all unreimbursed drawings under, and to cover all possible subsequent drawings under, all outstanding Letters of Credit on which any deposits in the LC Collateral Account were based, the excess amount shall, so long as no Enforcement Notice is in effect, be withdrawn by the Collateral Agent and paid to the Borrowers. If immediately available cash on deposit in the LC Collateral Account is not sufficient to make any distribution referred to in this subsection (e), the Collateral Agent shall cause to be liquidated, as promptly as practicable, such Liquid Investments in the LC Collateral Account as shall be required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 7, such distribution shall not be made until such liquidation has taken place.

     (f) Amounts on deposit in any Collateral Account shall be invested and re-invested from time to time in such Liquid Investments as MHG, as agent or attorney-in-fact for the relevant Grantor shall direct. Any income received with respect to the balance from time to time standing to the credit of any Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in such Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in any Collateral Account together with any Liquid Investments from time to time made pursuant to this subsection (f) shall vest in the Collateral Agent, shall constitute part of the relevant Grantor's Collateral hereunder and shall not constitute payment of its Secured Obligations until applied thereto as provided in Section 15. If an Enforcement Notice is in effect, any amounts held in any Collateral Account shall be retained in such Collateral Account and, if and when requested by the Administrative Agent, shall be withdrawn by the Collateral Agent and applied in the manner specified in Section 15.

     (g) For purposes hereof, "Liquid Investments" means any Temporary Cash Investment that (i) matures within 30 days after it is acquired by or for the account of the Collateral Agent and (ii) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, either:

          (i) is issued in the name of the Collateral Agent or a financial intermediary acting for its account or is evidenced by a negotiable certificate or instrument which (together with any appropriate instrument of transfer) is delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be any Grantor or any of its Affiliates) in a State where possession thereof perfects the Security Interest therein; or

          (ii) if not so issued or evidenced, is a Temporary Cash Investment which is subject to pledge under applicable law and regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken to perfect the relevant Security Interest.

     (h) For the purposes hereof, any accounts presently existing pursuant to the Existing Credit Facilities that correspond to accounts which are required to be created pursuant to the provisions of this Section 7 shall be deemed to be the same accounts as are required to be created for the purposes of this Section 7; provided, that the terms of such accounts shall be deemed to be governed exclusively by the provisions of the Financing Documents and all amounts therein shall be applied as set forth herein until all the Commitments shall have expired or been terminated, all Letters of Credit shall have expired or been canceled or been secured with cash collateral in an amount and on terms satisfactory to the relevant LC Issuing Bank, and all outstanding Secured Obligations shall have been paid in full, whereupon any amounts remaining in such accounts shall be governed by and distributed in accordance with the provisions of the Existing Credit Facilities.

     SECTION 8. Record Ownership of Pledged Equity Securities. If directed to do so by the Required Lenders at any time when an Event of Default has occurred and is continuing, the Collateral Agent shall cause the Pledged Equity Securities (or any portion thereof specified in such directions) to be transferred of record into the name of the Collateral Agent or its nominee. Promptly upon receiving any such directions, the Collateral Agent will notify each relevant Grantor thereof. Each Grantor will promptly give to the Collateral Agent copies of any notices and other communications received by it with respect to Pledged Equity Securities registered in its name, and the Collateral Agent will promptly give to such Grantor copies of any notices and other communications received by the Collateral Agent with respect to such Grantor's Pledged Equity Securities registered in the name of the Collateral Agent or its nominee. So long as no Enforcement Notice is in effect, the Collateral Agent shall pay over to each relevant Grantor all Cash Distributions received by the Collateral Agent upon or with respect to any Pledged Equity Securities held of record in the name of the Collateral Agent or its nominee.

     SECTION 9. Right to Vote Pledged Equity Securities. (a) Unless an Enforcement Notice directing the Collateral Agent to vote the Pledged Equity Securities is in effect, each Grantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Equity Securities owned by it, and the Collateral Agent shall, upon receiving a written request from such Grantor, deliver to such Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of such Pledged Equity Securities which are registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent. Unless an Enforcement Notice directing the Collateral Agent to do so is in effect, the Collateral Agent shall have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive and retain payments and other distributions to the extent provided in Section 10.

     (b) If an Enforcement Notice directing the Collateral Agent to do so is in effect, the Collateral Agent shall have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, operating agreement or other governing document) and each Grantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Equity Interests with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

     SECTION 10. Right to Receive Distributions on Collateral. Subject to
Section 18, the Collateral Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Pledged Equity Interests and each Grantor shall take all such action as the Collateral Agent may reasonably deem necessary or appropriate to give effect to such right; provided that, unless an Enforcement Notice is in effect, this sentence shall not apply to Cash Distributions. All such dividends, interest and other payments and distributions which are received by any Grantor (except Cash Distributions received when no Enforcement Notice is in effect) shall be received in trust for the benefit of the Secured Parties and shall be segregated from other assets of such Grantor and shall, promptly upon such Grantor's receipt thereof, be delivered or paid over to the Collateral Agent in the same form as received (with any necessary endorsements or executed assignments in blank), together with a statement identifying the source of such Collateral and stating that it is being delivered to the Collateral Agent to be held as Collateral under this Agreement. If an Enforcement Notice is withdrawn pursuant to Section 21 (and no other Enforcement Notice is then in effect), the Collateral Agent's right to retain Cash Distributions under this Section 10 shall cease and the Collateral Agent shall pay over to the relevant Grantor(s) any Cash Distributions retained by it during the continuance of such Enforcement Notice.

     SECTION 11. General Authority. Each Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Grantor, to the extent permitted by law to exercise, at any time and from time to time while an Enforcement Notice directing it to do so is in effect, all or any of the following powers with respect to all or any of such Grantor's
Collateral:

          (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

          (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give such Grantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any Personal Property Collateral owned by such Grantor and such other notices as may be required by the Credit Agreement, the Interim Borrowing Order and the Borrowing Order, except any such Personal Property Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Grantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

     SECTION 12. Remedies Upon Enforcement Notice. (a) Upon being instructed to do so in an Enforcement Notice or in written instructions given by the Required Lenders at any time while an Enforcement Notice is in effect, the Collateral Agent may exercise (or cause its co-agents and co-trustees, if any, to exercise) any or all of the remedies available to it (or to such co-agents or co-trustees) under the Collateral Documents.

     (b) Upon being instructed to do so in an Enforcement Notice or in written instructions given by the Required Lenders at any time while an Enforcement Notice is in effect, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as provided in the Credit Agreement, the Interim Borrowing Order and the Borrowing Order or herein or as may be required by mandatory provisions of law, withdraw all cash and Temporary Cash Investments held in any of the Collateral Accounts or Concentration Accounts and apply such cash and Temporary Cash Investments and other cash, if any, then held by it as Collateral as specified in Section 15 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Required Lenders shall have advised the Collateral Agent are satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, to restrict the prospective bidders on or purchasers of any of the securities included in the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such securities, to cause to be placed on any security included in the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. Each Grantor agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. Notice of any such sale shall be given to the relevant Grantor(s) as required by Section 11 (including, as required by the Credit Agreement, the Interim Borrowing Order and the Borrowing Order) and shall in case of a public sale, state the time and place fixed for such sale, in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and in case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Upon being instructed to do so by the Required Lenders in an Enforcement Notice or in written instructions given at any time while an Enforcement Notice is in effect, the Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

     (c) For the purpose of enforcing any and all rights and remedies under this Agreement, the Collateral Agent may (i) require each Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of its Personal Property Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Personal Property Collateral is or may be located, and without charge or liability to it seize and remove such Personal Property Collateral from such premises, (iii) have access to and use such Grantor's books and records relating to its Collateral and (iv) prior to the disposition of its Personal Property Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by such Grantor. The Collateral Agent may also render any or all of such Personal Property Collateral unusable at such Grantor's premises and may dispose of such Personal Property Collateral on such premises without liability for rent or costs. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

     (d) Without limiting the generality of the foregoing, if an Enforcement Notice is in effect,

          (i)   the Collateral Agent may, upon proper notice as provided in
     Section 11 hereof, license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided that such licenses do not conflict with any existing licenses or sublicenses;

          (ii)  the Collateral Agent may, upon proper notice as provided in
     Section 11 hereof (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Grantor in, to and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Collateral Agent and each of the other Secured Parties from, and agrees to hold the Collateral Agent and each of the other Secured Parties free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct; and

          (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on the rights or powers of the Collateral Agent), each Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of an Intellectual Property owned by such Grantor or any action related thereto. In the event of any such disposition pursuant to this Section, subject to confidentiality restrictions imposed on such Grantor in any license or similar agreement, and upon request by the Collateral Agent, such Grantor shall supply its know-how and expertise relating to or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services, to the Collateral Agent.

     SECTION 13. Fees and Expenses; Indemnification. The Borrowers agree that they will forthwith upon demand pay to the Collateral Agent:

          (i) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon;

          (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, and all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping any Collateral, (x) the collection, sale or other disposition of any Collateral, (y) the exercise by the Collateral Agent of any of the rights or powers conferred upon it hereunder or (z) any Enforcement Notice;

          (iii) the amount of any fees that the Borrowers shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

     (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or co-agents appointed hereunder) incurred or suffered by the Collateral Agent in connection with this Agreement, except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 14 and 16).

Any such amount not paid to the Collateral Agent on demand shall bear interest for each day until paid at a rate per annum equal to the Tranche A Default Rate.

     SECTION 14. Limitation on Duty of Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of any act or omission of any agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Required Lenders (including, without limitation, any voting instruction pursuant to Section 9), except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

     SECTION 15. Application Of Proceeds. (a) Upon being instructed to do so in an Enforcement Notice or in written instructions given by the Required Lenders at any time while an Enforcement Notice is in effect, the Collateral Agent shall apply the proceeds of any sale of, or other realization upon, all or any part of the Collateral, any cash held in the Cash Proceeds Accounts and any cash withdrawn by it from the Concentration Accounts in the following order of priorities:

     first, to pay the expenses of such sale or other realization, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Collateral Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 13 hereof and to the other Agents pursuant to Section 11.03 of the Credit Agreement;

     second, to pay the unpaid principal of the Secured Obligations ratably (or provide for the payment thereof pursuant to subsection (b) of this Section), until payment in full of the principal of all Secured Obligations shall have been made (or so provided for);

     third, to pay all interest (including Post-Petition Interest) on the Secured Obligations and all letter of credit fees and commitment fees payable under the Credit Agreement ratably, until payment in full of all such interest and fees shall have been made;

     fourth, to pay all other Secured Obligations ratably (or provide for the payment thereof pursuant to subsection (b) of this Section), until payment in full of all such other Secured Obligations shall have been made (or so provided for); and

     finally, to pay to the relevant Grantor or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

     (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this subsection (b), be payable pursuant to subsection (a) of this Section in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder shall not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent shall not apply such portion of such monies to pay such Contingent Secured Obligation, but instead shall hold such monies or invest such monies in Liquid Investments at the direction of MHG as agent and attorney-in-fact for the relevant Grantor. The Collateral Agent shall hold all such monies and all such Liquid Investments and the net proceeds thereof in trust until such time as all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party shall apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of subsection (a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent shall apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of subsection (a). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this subsection (b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount shall be applied by the Collateral Agent in the order of priorities set forth in subsection (a) of this Section.

     (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to Section 16(f). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

     SECTION 16. Concerning The Collateral Agent. (a) The Collateral Agent is authorized to take all such action as is provided or permitted to be taken by it as Collateral Agent under the Collateral Documents and all other action reasonably incidental thereto. As to any matters not expressly provided for herein or in an Enforcement Notice or in written requests, directions or instructions given as expressly provided in Section 6, 7, 9, 12 or 15 , including, without limitation, the timing and methods of realization upon the Collateral, the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion (subject to Section 16(c)); provided that the Collateral Agent shall not be obligated to comply with any such instructions that are inconsistent with the provisions of the Collateral Documents.

     (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under the Collateral Documents. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement, the Credit Agreement or any other agreement relating to the Secured Obligations.

     (c) The obligations of the Collateral Agent under the Collateral Documents are only those expressly set forth therein. In any case in which the Collateral Agent is authorized to exercise any power or discretion, the Collateral Agent may refrain from such exercise unless directed in writing by the Required Lenders to act in the manner specified in such direction. Without limiting the generality of the foregoing, the Collateral Agent shall not be required to take any action with respect to any Enforcement Notice, except as expressly provided in Sections 12 and 15.

     (d)  The Collateral Agent may:

          (i) consult with legal counsel (who may be counsel for any MHG Company) and

          (ii) to the extent that the Collateral Agent in good faith deems it appropriate in connection with its duties hereunder to do so, consult with independent public accountants and other experts selected by it in connection with any matter arising under the Collateral Documents and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     (e) Neither the Collateral Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with any Collateral Document in accordance with directions set forth in an Enforcement Notice or with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. However, nothing in this subsection (e) shall affect any rights any Grantor may have (x) against the Required Lenders for requesting the Administrative Agent to give the directions set forth in an Enforcement Notice or (y) against the Required Lenders for giving any other consent, request, notice or instruction. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify
(i) any statement, warranty or representation made in connection with any Collateral Document, (ii) the performance or observance of any of the covenants or agreements of any Grantor or (iii) the validity, effectiveness or genuineness of any Collateral Document or any other instrument or writing furnished in connection therewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     (f) For all purposes of the Collateral Documents, including without limitation determining from time to time the amounts of the Secured Obligations, whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any notice, direction or instruction has been given by the Required Lenders or any other Secured Party or Secured Parties entitled to give the same under any provision of the Collateral Documents, the Collateral Agent shall be entitled to rely upon information from the following sources (and may refrain from acting on the basis of such information until two Business Days after it receives all such information required to enable it to take such action):

          (i) the Administrative Agent for information as to the Lender Parties and their respective Secured Obligations outstanding under the Credit Agreement (including whether any action has been taken or instruction given by the Required Lenders);

          (ii) any Secured Party for information as to itself and its Secured Obligations, to the extent that the Collateral Agent has not received such information from the Administrative Agent; and

          (iii) any Grantor for information as to any Secured Party and its Secured Obligations, to the extent that the Collateral Agent has not received such information from the sources referred to in clauses (i) and
     (ii) above.

     (g) The Collateral Agent shall have no liability to any Grantor or any Secured Party for actions taken in reliance on such information, except to the extent that such liability arises from the Collateral Agent's gross negligence or willful misconduct.

     (h) The Collateral Agent may resign at any time (effective upon acceptance by a successor Collateral Agent of its appointment hereunder) by giving written notice thereof to the Administrative Agent, each of the Secured Parties Requesting Notice and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent gives notice of resignation, the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section and Sections 13 and 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

     (i) Within two Business Days after it receives or sends any notice referred to in this subsection (i), the Collateral Agent shall send to the Administrative Agent and each of the Secured Parties Requesting Notice, copies of any Enforcement Notice received by the Collateral Agent, any notice withdrawing an Enforcement Notice received by the Collateral Agent pursuant to
Section 21 and any other notice given by the Collateral Agent to any Grantor, or received by it from any Grantor, pursuant to Section 11, 12, 15 or 18. The Collateral Agent shall also send to the Grantors copies of any Enforcement Notice or any notice withdrawing an Enforcement Notice received by the Collateral Agent.

     (j) The Collateral Agent may refuse to act on any notice, direction or instruction from the Administrative Agent, the Required Lenders or any Secured Party, or any agent, trustee or similar representative thereof which, in the Collateral Agent's opinion, is contrary to law or the provisions of any Collateral Document, is unduly prejudicial to Secured Parties not joining in such notice, direction or instruction or may expose the Collateral Agent to liability (unless the Collateral Agent shall have been adequately indemnified for such liability by the Secured Parties that gave, or instructed the Administrative Agent to give, such notice, direction or instruction).

     SECTION 17. Appointment of Co-Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions of any Collateral Document and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 16).

     SECTION 18. Termination of Security Interests; Release of Collateral. (a) When (i) all the Commitments shall have expired or been terminated, (ii) all Letters of Credit shall have expired or been canceled or been secured with cash collateral in an amount and on terms satisfactory to the relevant LC Issuing Bank, and (iii) all outstanding Secured Obligations shall have been paid in full, the Security Interests shall terminate and all rights to each item of Collateral shall revert to the Grantor that owns such item of Collateral.

     (b) At any time before the Security Interests terminate pursuant to subsection (a) of this Section, so long as an Enforcement Notice is not in effect, the Collateral Agent shall, upon the written request of the Borrowers and the approval of the Court (to the extent that such Court approval is required pursuant to an order of the Court or the Bankruptcy Code), release any of the Collateral (but not all or substantially all of the Collateral) with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the relevant Grantor, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 19.   [** Reserved **]

     SECTION 20. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party in the manner set forth in the Credit Agreement.

     SECTION 21. Withdrawal of Enforcement Notice. An Enforcement Notice, once given, shall remain in effect unless and until the Required Lenders notify the Collateral Agent that they wish to withdraw such Enforcement Notice, no monies have been applied to pay any Secured Obligations pursuant to Section 15 (except pursuant to clause first thereof) as a result of such Enforcement Notice and the Collateral Agent determines that the withdrawal of such Enforcement Notice will not result in any liability or unreimbursed loss to the Collateral Agent by reason of actions taken by it in reliance thereon.

     SECTION 22. Waivers, Remedies Not Exclusive. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Collateral Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right or remedy under the Credit Agreement or any Collateral Agreement preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Collateral Documents and the Credit Agreement are cumulative and are not exclusive of any other rights or remedies provided by law.

     SECTION 23. Successors And Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights of the holder thereof hereunder, to the extent applicable to the indebtedness so assigned, shall be deemed transferred with such indebtedness. This Agreement shall be binding on the Grantors and their respective successors and assigns.

     SECTION 24. Changes In Writing. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated except in accordance with Section 11.05 of the Credit Agreement.

     SECTION 25. NEW YORK LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE BANKRUPTCY CODE (WITH RESPECT ONLY TO THOSE PROVISIONS OF THE AGREEMENT WHICH, BY THEIR EXPRESS TERMS, ARE GOVERNED BY THE BAKRUPTCY
CODE) AND, EXCEPT WITH RESPECT TO CONCENTRATION ACCOUNTS AND OTHER CASH MANAGEMENT SYSTEM ACCOUNTS (WHICH SHALL CONTINUE TO BE GOVERNED BY THE LAW OF JURISDICTION(S) SPECIFIED IN AGREEMENTS EXECUTED WITH RESPECT TO SUCH ACCOUNTS), THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO

CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

     SECTION 26. Severability. If any provision of any Collateral Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions of the Collateral Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible; and the invalidity or unenforceability of any provision thereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                 [Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:
---------

                              Mariner Health Group, Inc.
                              Aid & Assistance, Inc.
                              Beechwood Heritage Retirement Community, Inc. Bride Brook Nursing & Rehabilitation Center, Inc. Compass Pharmacy Services, Inc.
                              Compass Pharmacy Services of Maryland, Inc.
                              Compass Pharmacy Services of Texas, Inc.
                              Cypress Nursing Facility, Inc.
                              Long Ridge Nursing and Rehabilitation Center, Inc. Long Wood Rehabilitation Center, Inc.
                              Mariner Health at Bonifay, Inc.
                              Mariner Health Care, Inc.
                              Mariner Health Care of Atlantic Shores, Inc.
                              Mariner Health Care of Deland, Inc.
                              Mariner Health Care of Fort Wayne, Inc.
                              Mariner Health Care of Great Laurel, Inc.
                              Mariner Health Care of Inverness, Inc.
                              Mariner Health Care of Lake Worth, Inc.
                              Mariner Health Care of MacClenny, Inc.
                              Mariner Health Care of Metrowest, Inc.
                              Mariner Health Care of Nashville, Inc.
                              Mariner Health Care of North Hills, Inc.
                              Mariner Health Care of Orange City, Inc.
                              Mariner Health Care of Palm City, Inc.
                              Mariner Health Care of Pinellas Point, Inc.
                              Mariner Health Care of Port Orange, Inc.
                              Mariner Health Care of Southern Connecticut, Inc. Mariner Health Care of Toledo, Inc.
                              Mariner Health Care of Tuskawilla, Inc.
                              Mariner Health Care of West Hills, Inc.
                              Mariner Health Central, Inc.
                              Mariner Health Home Care, Inc.
                              Mariner Health of Florida, Inc.
                              Mariner Health of Jacksonville, Inc.
                              Mariner Health of Maryland, Inc.
                              Mariner Health of Orlando, Inc.
                              Mariner Health of Palmetto, Inc.
                              Mariner Health of Seminole County, Inc.
                              Mariner Health of Tampa, Inc.
                              Mariner Health Resources, Inc.
                              Mariner Physician Services, Inc.
                              Mariner Practice Corporation

                              Mariner - Regency Health Partners, Inc.
                              MarinerSelect Staffing Solutions, Inc.
                              Mariner Supply Services, Inc.
                              MedRehab, Inc.
                              MedRehab of Indiana, Inc.
                              MedRehab of Louisiana, Inc.
                              MedRehab of Missouri, Inc.
                              Merrimack Valley Nursing & Rehabilitation Center,
                               Inc.
                              Methuen Nursing & Rehabilitation Center, Inc.
                              MHC Rehab. Corp.
                              MHC Transportation, Inc.
                              Mystic Nursing & Rehabilitation Center, Inc.
                              National Health Strategies, Inc.
                              Park Terrace Nursing & Rehabilitation Center, Inc. Pendleton Nursing & Rehabilitation Center, Inc. Pinnacle Care Corporation
                              Pinnacle Care Corporation of Huntington
                              Pinnacle Care Corporation of Nashville
                              Pinnacle Care Corporation of Seneca
                              Pinnacle Care Corporation of Sumter
                              Pinnacle Care Corporation of Williams Bay
                              Pinnacle Care Corporation of Wilmington
                              Pinnacle Care Management Corporation
                              Pinnacle Pharmaceuticals, Inc.
                              Pinnacle Pharmaceutical Services, Inc.
                              Pinnacle Rehabilitation, Inc.
                              Pinnacle Rehabilitation of Missouri, Inc.
                              Prism Care Centers, Inc.
                              Prism Health Group, Inc.
                              Prism Home Care Company, Inc.
                              Prism Home Care, Inc.
                              Prism Home Health Services, Inc.
                              Prism Hospital Ventures, Inc.
                              Prism Rehab Systems, Inc.
                              Regency Health Care Center of Seminole County,
                               Inc.
                              Sassaquin Nursing & Rehabilitation Center, Inc. Tampa Medical Associates, Inc.
                              The Ocean Pharmacy, Inc.
                              Tri-State Health Care, Inc.
                              Windward Health Care, Inc.

                              By:  ____________________________________
                                   Boyd P. Gentry
                                   Vice President for each of the foregoing
                                   Borrowers

                         IHS Rehab Partnership, Ltd.

                         By: Mariner Health Care Of Nashville, Inc., its General Partner

                              By:___________________________________
                              Name:
                              Title:


                         Mariner Health Properties IV, Ltd.

                         By:  Mariner Health Of Florida, Inc., its General
                              Partner


                              By:___________________________________
                              Name:
                              Title:


                         Mariner Health Properties VI, Ltd.

                         By:  Mariner Health Of Florida, Inc., its General
                              Partner


                              By:___________________________________
                              Name:
                              Title:


                         Seventeenth Street Associates Limited Partnership

                         By:  Tri-state Health Care, Inc., its General Partner


                              By:___________________________________
                              Name:
                              Title:

                                   Allegis Health and Living Center at Heritage
                                     Harbour, L.L.C.

                                   By:  Mariner Health of Maryland, Inc., its
                                        Managing Member

                                        By:___________________________________
                                        Name:
                                        Title:

                                   PNC Bank, National Association,
                                   as Collateral Agent

                                   By:  _________________________________
                                   Name:
                                   Title:

LIMITED JOINDER. First Union National Bank ("First Union") joins in this
---------------
Security Agreement for the sole purpose of evidencing its agreement to serve as "Concentration Bank" subject to the terms, provisions and protections of Section 6; neither execution nor any term or provision of this Security Agreement shall be interpreted or construed as a representation, warranty or other affirmation by First Union as to the validity or priority of any security interest or agreement between and among the Borrowers, the Collateral Agent, and Lenders or any other party, or to impose upon First Union any obligation or responsibility except as expressly provided in Section 6 of the Security Agreement.


                                   First Union National Bank,
                                   as Concentration Bank

                                   By:  _________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT A
                                                           to Security Agreement


                            PERFECTION CERTIFICATE

     The undersigned, an authorized officer of [NAME OF GRANTOR], a [jurisdiction of incorporation] corporation/1/ (the "Company"), hereby certifies with reference to the Security Agreement dated as of January __,2000 among the Company, the other Grantors and PNC Bank, National Association, as Collateral Agent (terms defined therein being used herein as therein defined), to the Collateral Agent and each other Lender Party as follows:

     1. Names/1/ (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

          (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change.

          (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

          [Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by paragraphs 1, 2 and 3 of this certificate as to each acquiree or constituent party to a merger or consolidation.]

          (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

     2. Current Locations. (a) The chief executive office of the Company is located at the following address:

          (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

          (c) The following are all the places of business of the Company not identified above:


_______________
/1/ Modify as needed for any Grantor that is not a corporation.

          (d) The following are all the locations where the Company maintains any Inventory not identified above:

          (e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:

     3. Prior Locations. (a) Set forth below is the information required by subparagraphs 2(a), 2(b) and 2(c) above with respect to each location or place of business maintained by the Company at any time during the past five years:

          (b) Set forth below is the information required by subparagraphs 2(d) and 2(e) above with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     4. Unusual Transactions. Except as set forth in Schedule 4, all Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

     6. UCC Filings. A duly signed financing statement on Form UCC-1 in the form required by Collateral Agent pursuant to the Security Agreement has been provided to the Collateral Agent for due filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Perfection Certificate this __ day of __________, 2000.


                                   By: ____________________________
                                   Name:
                                   Title:

                                   EXHIBIT B
                                      to
                              Security Agreement

                       [Letterhead of Collateral Agent]

                             Notice of Redirection

                             _______________, 2000

First Union National Bank
NC0737
301 South College Street, TW5
Charlotte, NC 28288-0737

Attn:  __________

     Re:  ________________, Account Nos. _____________ (the "Accounts")

Ladies and Gentlemen:

          Reference is made to that certain Security Agreement dated as of January ___, 2000 (the "Security Agreement") among you, us, as Collateral Agent, and Mariner Health Group, Inc. and the other borrowers party thereto pursuant to which we, for our benefit and for the benefit of Lenders (as defined in the Security Agreement), were given exclusive dominion and control over the Accounts. This notice is given in accordance with the terms of the Security Agreement.

          Effective immediately and continuing until we shall authorize you in writing to do otherwise, we hereby (i) give you notice of our sole control over the Accounts and all financial assets credited thereto and instruct you not to accept any direction, instructions or entitlement order with respect to the Accounts or the financial assets credited thereto from any person other than the undersigned, and (ii) direct you to transfer, by wire transfer of immediately available funds not later than 3:00 p.m. E.S.T. on each banking day, all collected funds contained in the Accounts in accordance with the following transfer instructions:

                  [insert appropriate transfer instructions]

                                             Very truly yours,

                                             PNC BANK, NATIONAL ASSOCIATION,
                                             as Collateral Agent


                                             By:________________________________
                                             Title:_____________________________

                                   Exhibit C

                                [See Attached]

                                   Exhibit D

                                [See Attached]

                                      D-1